UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PANDA ETHANOL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Panda Ethanol, Inc.
Notice of 2007
Annual Meeting
of Stockholders
and Proxy Statement
Please Complete, Sign, Date
And Return Your Proxy Promptly
Wednesday, October 24, 2007
1:00 P.M. local time
Hereford Country Club
726 Country Club Drive
Hereford, TX 79045

Panda Ethanol, Inc. 4100 Spring Valley • Suite 1002 Dallas, Texas 75244 (972) 361-1200 • (972) 455-3880

October 12, 2007
Dear Stockholder:
          You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Panda Ethanol, Inc. The meeting will be held at 1:00 p.m. local time on Wednesday, October 24, 2007, at the Hereford Country Club, 726 Country Club Drive, Hereford, Texas 79045. Your Board of Directors and management look forward to greeting those of you able to attend in person.
•	You will find enclosed a Notice of Meeting that identifies the proposals to be presented for your action.

•	You will find enclosed the 2006 Annual Report, which includes our financial statements.
          Your vote is important. The Board of Directors appreciates and encourages stockholder participation in the company’s affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.
          In addition, if you are able to attend in person, you are cordially invited to a tour of the Hereford ethanol construction site, located at 4300 County Road 8, Hereford, Texas 79045, which will begin at 10:00 a.m. local time and end around 11:30 a.m. Following the tour you are invited to a buffet lunch at the Hereford Country Club starting at noon. Please contact our Investor Relations Department at 214-361-1200, if you plan to participate in the tour or attend the lunch.
          On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Robert W. Carter
Chairman of the Board

PANDA ETHANOL, INC.
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(972) 361-1200 • (972) 455-3880
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 24, 2007
To the Stockholders of Panda Ethanol, Inc.:
          NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Panda Ethanol, Inc., a Nevada corporation (the “Company”), will be held at the Hereford Country Club, 726 Country Club Drive, Hereford, Texas 79045, on the 24th day of October 2007, at 1:00 p.m. (local time) for the following purposes:
          1.To elect five (5) directors to serve for a term of one year or until their respective successors are elected and qualified;
          2.To consider and vote upon a proposal to approve the Panda Ethanol, Inc. 2006 Amended and Restated Long-Term Incentive Plan (the “Incentive Plan”);
          3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2007; and
          4.To transact any and all other business that may properly come before the meeting or any adjournment or postponement thereof.
          The Board of Directors has fixed the close of business on September 13, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 calendar days prior to the meeting.
          You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Richard A. Cuccia, II
Associate General Counsel and Corporate Secretary

October 12, 2007
Dallas, Texas

SOLICITATION AND REVOCABILITY OF PROXIES
QUORUM AND VOTING
CHANGE IN CONTROL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1)
DIRECTOR COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OF EXECUTIVE OFFICERS
APPROVAL OF LONG-TERM INCENTIVE PLAN (Proposal 2)
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)
OTHER BUSINESS
DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

PANDA ETHANOL, INC.
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(972) 361-1200 • (972) 455-3880
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 24, 2007

SOLICITATION AND REVOCABILITY
OF PROXIES
          The accompanying proxy is solicited by the Board of Directors on behalf of Panda Ethanol, Inc., a Nevada corporation (the “Company”), to be voted at the 2007 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on October 24, 2007, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors, for approval of the Company’s 2006 Amended and Restated Long-Term Incentive Plan (the “Incentive Plan”) and for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm as set forth on the accompanying Notice.
          The executive offices of the Company are located at, and the mailing address of the Company is, 4100 Spring Valley, Suite 1002, Dallas, Texas 75244.
          Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
          This proxy statement (the “Proxy Statement”) and accompanying form of proxy are being mailed on or about October 12, 2007. The Company’s Annual Report to Stockholders covering the Company’s fiscal year ended December 31, 2006 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.
          Any stockholder of the Company giving a proxy has the unconditional right to revoke the proxy at any time before its exercise by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Richard Cuccia, Associate General Counsel and Corporate Secretary, Panda Ethanol, Inc., 4100 Spring Valley, Suite 1002, Dallas, Texas 75244; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

          In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company or Panda Energy International, Inc. (“Panda Energy”) may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), registered in their names, will be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.
          The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock, and other costs of solicitation, are to be borne by the Company.
QUORUM AND VOTING
          The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on September 13, 2007 (the “Record Date”). On the Record Date, 31,066,659 shares of Common Stock were issued and outstanding.
          Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the meeting and neither the Company’s Amended and Restated Articles of Incorporation, nor its Amended and Restated Bylaws, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, a majority of the shares represented at that meeting may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.
          Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of directors. Assuming the presence of a quorum, the proposal to approve the Incentive Plan and the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm shall be approved if the votes cast favoring such proposal exceed the votes cast opposing it.
          An automated system administered by the Company’s transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Votes withheld and broker non-votes will have no effect with respect to the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the approval of the Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

CHANGE IN CONTROL
          On November 6, 2006, Panda Ethanol, Inc. (a Delaware corporation), which is referred to in this proxy statement as Panda Ethanol—Delaware, merged (the “Merger”) with and into Cirracor, Inc., a Nevada corporation, which is referred to as Cirracor. The surviving Nevada corporation after the Merger changed its name to “Panda Ethanol, Inc.” In this proxy statement, “Panda Ethanol” refers to Panda Ethanol, Inc., the surviving company, and its subsidiaries, unless otherwise stated or the context otherwise requires.
          The Merger was consummated pursuant to a Merger Agreement dated May 18, 2006. Pursuant to the Merger, each outstanding share of common stock of Panda Ethanol—Delaware was converted into the right to receive one share of Cirracor common stock with a total of 28,800,000 shares of Cirracor common stock issued for 28,800,000 shares of Panda Ethanol—Delaware common stock. Immediately upon consummation of the Merger, the stockholders of Cirracor prior to the Merger owned 4.0% of the issued and outstanding common stock of the surviving corporation. The former stockholders of Panda Ethanol—Delaware owned 96.0% of the issued and outstanding common stock of the surviving corporation and Panda Energy, Panda Ethanol—Delaware’s founder and largest stockholder, owned 46.1% of the issued and outstanding common stock of the surviving corporation.
          By resolution on November 5, 2006, the Board of Directors increased the size of the Board and Robert W. Carter, Todd W. Carter, G. Michael Boswell, Donnell Brown and Stanford C. Stoddard were appointed as the members of the Board of Directors effective upon the consummation of the Merger. Mr. Stoddard has since resigned and was replaced by Mr. Philip English on February 28, 2007. Other than as set forth above, there are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
          The Company’s only outstanding class of equity securities is its common stock, par value $0.001 per share (the “Common Stock”). The following table sets forth information regarding the beneficial ownership of our Common Stock as of September 13, 2007, the Record Date, by each person known to us to own beneficially more than five percent (5%) of our Common Stock as of the Record Date.

	Amount and Nature of
	Beneficial
Name and Address of Beneficial Owner	Ownership(1)		Percent of Class(2)
Panda Energy International, Inc. 4100 Spring Valley, Suite 1001 Dallas, TX 75244	14,217,341		45.8%
GLG Partners LP 1 Curzon Street London W1J 5HB England	5,019,947	(3)	16.2%
Seneca Capital LP 590 Madison Avenue, 28th Floor New York, NY 10022	2,247,399	(4)	7.2%
FrontPoint Energy Horizons Fund GP, LLC	1,831,214	(5)	5.9%

Amount and Nature of
Beneficial
Name and Address of Beneficial Owner	Ownership(1)	Percent of Class(2)
2 Greenwich Plaza Greenwich, CT 06830

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Beneficial ownership information is based on the most recent Form 3, 4 and 5 and 13D and 13G filings with the Securities and Exchange Commission (the “SEC”) and reports made directly to the Company. The number of shares shown as beneficially owned includes shares of Common Stock subject to stock options exercisable within 60 days after September 13, 2007. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The percentages indicated are based on 31,066,659 shares of Common Stock outstanding on September 13, 2007.

(3)	Includes 1,670,289 shares held by GLG North American Opportunity Fund, 1,002,173 shares held by GLG Global Utilities Fund, 2,338,405 shares held by GLG European Long-Short Fund and 9,080 shares indirectly owned by GLG Partners LP on behalf of certain managed accounts, which are managed by GLG Partners LP. GLG Partners LP, an English limited partnership, acts as the investment manager of certain funds and managed accounts and may be deemed, as of the date hereof, to be the beneficial owner of the securities held by such funds and managed accounts. GLG Partners Limited, an English limited company, is the general partner of GLG Partners LP. Noam Gottesman, Pierre Lagrange and Emmanuel Roman are each a managing director of GLG Partners Limited. GLG Partners LP, GLG Partners Limited, Noam Gottesman, Pierre Lagrange and Emmanuel Roman do not hold directly any of our securities or derivative securities with respect thereto, and disclaim any beneficial ownership of any of such securities reported or excluded herein, except for their pecuniary interest therein.

(4)	Includes 1,415,029 shares held by Seneca Capital International Subsidiary Corp III, 827,606 shares held by Seneca Capital LP and 4,764 shares held by Seneca Capital LP II. Doug Hirsch is the managing member of the general partner of Seneca Capital LP and Seneca Capital LP II. Mr. Hirsch is also the sole director of Seneca Capital International Subsidiary Corp III and is the managing member of the general partner of the investment manager to Seneca Capital International Subsidiary Corp III’s sole shareholder. As such, Mr. Hirsch has investment and voting power for the securities owned by each of Seneca Capital LP, Seneca Capital LP II and Seneca Capital International Subsidiary Corp III. Mr. Hirsch disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)	Includes 915,607 shares held by FrontPoint Utility and Energy Fund, L.P. and 915,607 shares held by FrontPoint Energy Horizons Fund, L.P. FrontPoint Energy Horizons Fund GP, LLC is the general partner of FrontPoint Energy Horizons Fund, L.P. FrontPoint Utility and Energy Fund GP, LLC is the general partner of FrontPoint Utility and Energy Fund, L.P. FrontPoint Partners LLC is the managing member of FrontPoint Energy Horizons Fund GP, LLC and FrontPoint Utility and Energy Fund GP, LLC and as such has voting and dispositive power over these securities. FrontPoint Partners LLC is an indirect wholly-owned subsidiary of Morgan Stanley.

Security Ownership of Management
          The following table sets forth information regarding the beneficial ownership of our Common Stock as of September 13, 2007, the Record Date, by (i) each of our named executive officers; (ii) each of our directors; and (iii) all of our present executive officers and directors as a group.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership	Percent of Class
Robert W. Carter (1)	0	*
Todd W. Carter	0	*
L. Stephen Rizzieri	0	*
Michael Trentel	0	*

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership	Percent of Class
Darol Lindloff	0	*
Robert K. Simmons	0	*
G. Michael Boswell	0	*
Donnell Brown	0	*
Philip D. English	0	*
Reed Fisher	0	*
All directors and executive officers as a group (7 persons) (1)	0	*

*	Less than 1%

(1)	Robert W. Carter is Chairman of the Board, Chief Executive Officer and owner of 38% of the outstanding shares of Panda Energy, which owns 14,217,341 shares of our Common Stock. Mr. Carter does not have or share voting or investment power over these shares held by Panda Energy.

ELECTION OF DIRECTORS
(Proposal 1)
          The Board of Directors currently consists of five members. The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board of Directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2008, with each to hold office until his successor has been duly elected and qualified. To be elected as a director, each Director Nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.
Directors and Nominees
          The following table and text set forth the name, age and positions of each Director Nominee and director:

Name	Age	Position

Robert W. Carter	69	Chairman
Todd W. Carter	39	Director
G. Michael Boswell	67	Director
Donnell Brown	38	Director
Philip D. English	59	Director
          The Director Nominees for election to the Board of Directors at the Annual Meeting are as follows:
          Robert W. Carter. Mr. Robert Carter has served as chairman of the Company’s Board of Directors since November 6, 2006. Mr. Robert Carter founded Panda Energy in 1982 where he has served and continues to serve as Chairman of the Board and Chief Executive Officer since January 1995. Mr. Robert Carter is also President of Robert Carter Oil & Gas, Inc., which he founded in 1980. From 1978 to 1980, Mr. Robert Carter was Vice President of oil and gas lease sales for Reserve Energy Corporation. From 1974 to 1978, he served as a marketing consultant to Forward Products, Inc. and was the Executive Vice President of Blasco Industries from 1970 to 1974.
          Todd W. Carter. Mr. Todd Carter has served as a member of the Company’s Board of Directors since November 6, 2006. Mr. Todd Carter has served as President of Panda Energy since September 1, 2007. Mr. Todd Carter also served as Chief Executive Officer and President from November 6, 2006 to September 1, 2007 and held the same offices at Panda Ethanol—Delaware from October 1, 2006 to November 6, 2006. Mr. Todd Carter was employed at Panda Energy from 1989 to September 2006 and served in several roles. From December 2004 to September 2006, Mr. Todd Carter served as President of Panda Development Corporation, a division of Panda Energy, responsible for all greenfield development ethanol projects. In 2000, Mr. Todd Carter was named President of Panda Energy with duties for the overall company. Prior to that he held the role of Senior Vice President of Corporate Finance. From 1994 to 1998, Mr. Todd Carter served as President of Pan—Oak Corporation, a wholly-owned subsidiary of Panda Energy. There, Mr. Todd Carter oversaw oil and gas exploration, acquisition and prospect development. A graduate of The University of Texas at Austin, he holds a B.A. in Economics.

          G. Michael Boswell. Mr. Boswell has served as a member of the Company’s Board of Directors since November 2006. Mr. Boswell is a principal of TBP Investments Management, LLC, a firm that provides investment advisory services focused on energy-related commodity futures and equities, natural gas fueled vehicles and development of water resources for municipal and industry use. Prior to this, Mr. Boswell was a principal and owner of Fish Traders of Texas, LP, a large aquaculture/fish raising marketing enterprise from 1993 to 1998. Mr. Boswell began his career as a lawyer with a Dallas law firm and then was employed by two New York Stock Exchange, or NYSE, member firms, serving as Senior Vice President and General Counsel of du Pont Glore Forgan from 1972 to 1974 and Executive Vice President, Director and Chief Operating Officer of Great Western United Corporation from 1974 to 1977. From 1977 to 1979, Mr. Boswell was the Chairman of a London-based commodity merchant firm. From 1976 through 1993, he was chairman and chief executive officer of Sunshine Mining Company (a NYSE-traded company). Mr. Boswell was formerly a member of the New York Coffee and Sugar Exchange. Mr. Boswell received his Juris Doctor and a Bachelor of Business Administration from Southern Methodist University and has an associate degree from Marion Military Institute.
          Donnell Brown. Mr. Brown has served as a member of the Company’s Board of Directors since November 2006. Mr. Brown and his family own and manage the R.A. Brown Ranch in Throckmorton, Texas, a family business since 1895. Mr. Brown has served on the Long Range Strategic Planning Committees for the National Cattleman’s Beef Association, as well as three different cattle breed associations. He currently serves on the Board of Directors of the Texas Red Angus Association and on committees for the Texas and southwestern Cattle Raisers Association as well as the Texas Farm Bureau who named him the Outstanding Young Farmer/Rancher of Texas in 2003. Mr. Brown is a graduate of Texas Tech University with a degree in Agriculture Business.
          Philip D. English. Mr. English has served as a member of the Company’s Board of Directors since February 28, 2007. Mr. English has served as President, Chief Executive Officer and Director of Broventure Company, Inc. since 1987. Broventure is a diversified investment company involved in venture capital, ranching, real estate, timber and oil and gas exploration. Mr. English has also served as President, Chief Executive Officer and Director of Broseco Land and Cattle Company, Inc. since 1999. Mr. English has previously served on the boards of various venture backed companies and a family of mutual funds operated by United Asset Management Corporation from 1986 to 2002. Mr. English holds a Bachelor of Science in psychology and a Master of Business Administration from Southern Methodist University.
          Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the Director Nominees for the office of director of the Company. Each of the Director Nominees is presently a director of the Company.
          The Board of Directors does not contemplate that any of the above-named Director Nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.
          Mr. Robert Carter is the father of Mr. Todd Carter. There are no other family relationships between any of the Company’s directors, nominees for director or executive officers. To the Company’s knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last five years that are material to an evaluation of the ability or integrity of any of the Company’s directors, persons nominated to become directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR EACH DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

Board Committees and Meetings
          The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Messrs. Boswell, English and Brown serve on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Boswell is Chairman of the Audit Committee, Mr. English is Chairman of the Compensation Committee and Mr. Brown is Chairman of the Nominating and Corporate Governance Committee.
          Audit Committee. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements and assist the Board of Directors in monitoring (a) the integrity of the financial statements of the Company; (b) the independent auditor’s qualifications and independence; (c) the performance of the Company’s internal audit function and independent auditors; and (d) the compliance by the Company with legal and regulatory requirements. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls over financial reporting. The Audit Committee was formed on November 8, 2006 and held two meetings during the fiscal year ended December 31, 2006.
          All members of the Audit Committee have been determined to be financially literate and to meet the appropriate Nasdaq and SEC standards for independence. See “Director Independence.” The Audit Committee includes one independent director, Mr. Boswell, who meets the qualifications of an “audit committee financial expert” in accordance with SEC rules. The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.pandaethanol.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 361-1200.
          Compensation Committee. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to review and discuss with management the Company’s annual Compensation Discussion and Analysis and to produce an annual Compensation Committee Report for inclusion in the Company’s proxy statement or annual report on Form 10-K, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Compensation Committee was formed on November 8, 2006 and held two meetings during the fiscal year ended December 31, 2006. The Compensation Committee’s role includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board for any adjustments. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee or to one or more designated members of the Compensation Committee.

          All members of the Compensation Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence.” Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. Copies of the Compensation Committee Charter can be obtained free of charge from the Company’s web site, www.pandaethanol.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 361-1200.
          Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee is to identify and select or recommend the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance guidelines, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its security holders.
          The specific responsibilities and functions of the Nominating and Corporate Governance Committee are delineated in the Nominating and Corporate Governance Committee Charter. Copies of the charter can be obtained free of charge from the Company’s web site, www.pandaethanol.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 361-1200.
          The Nominating and Corporate Governance Committee was formed on November 8, 2006 and held one meeting during the fiscal year ended December 31, 2006. All members of the Nominating and Corporate Governance Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence.”
          The Board of Directors held two meetings during the fiscal year ended December 31, 2006. During 2006, each director attended 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served. The Company does not have a Board policy on director attendance at the Company’s Annual Meeting of Stockholders. The Company did not hold an Annual Meeting of Stockholders in 2006.
Report of the Audit Committee
          The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006, which includes the consolidated balance sheets of the Company as of December 31, 2006 and December 31, 2005, and the related consolidated statements of operations, shareholders’ equity and cash flows for the period from November 1, 2004 (date of inception) to December 31, 2004, the year ended December 31, 2006, and the period from inception through December 31, 2006, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
Review and Discussions with Management.
          The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.
          Pursuant to the terms of the Audit Committee’s charter, the Audit Committee meets as often as it determines, but no less than once per quarter. The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, “Communication with Audit Committees” that includes, among other items, matters related to the conduct and the results of the audit of the Company’s financial statements.
          The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1 (that relates to the independent registered public accounting firm’s independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with Deloitte & Touche LLP.
          Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Amendment No. 2 to Form 10-K/A for the fiscal year ended December 31, 2006.
AUDIT COMMITTEE
G. Michael Boswell, Chairman
Donnell Brown
Philip D. English
Corporate Governance
Director Independence
          The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” are those set forth in the NASDAQ Marketplace Rules, which generally provide that: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, payments of more than $100,000 during any period of twelve consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship; (d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company’s present executive officers serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold. The Board of Directors also makes an affirmative determination that each potential independent director does not have any relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
          The Board of Directors, in applying the above-referenced standards, has affirmatively determined that G. Michael Boswell, Donnell Brown and Philip D. English are “independent.” As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment.
Director Nomination Policy
          The Company has a standing Nominating and Corporate Governance Committee consisting entirely of independent directors. Each Director Nominee was recommended to the Board by the Nominating and Corporate Governance Committee for selection.
          The Nominating and Corporate Governance Committee will consider all proposed nominees for the Board of Directors, including those put forward by stockholders. Stockholder nominations should be addressed to the Nominating and Corporate Governance Committee in care of Richard Cuccia, Associate General Counsel and Corporate Secretary, at the address appearing on the first page of this proxy statement. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers all factors it considers appropriate, which may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
Codes of Business Conduct and Ethics
          The Company has adopted a Code of Business Conduct and Ethics that applies to directors, officers, including the chief executive officer, chief financial officer and chief accounting officer, and other employees of the Company and its subsidiaries. Violations of the code may be reported to the Audit Committee. Copies of the code can be obtained free of charge from the Company’s web site, www.pandaethanol.com, or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (972) 361-1200. The Company intends to post any amendments to, or waivers from, its Code of Business Conduct and Ethics on its web site at www.pandaethanol.com.
Communication with the Board of Directors
          A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such director or directors in care of Richard Cuccia, Associate General Counsel and Corporate Secretary, at the address appearing on the first page of this proxy statement. The Company’s Secretary shall forward all shareholder communications, other than communications that are not properly directed or are frivolous, to the director, specific committee, non-management director or directors, or the entire Board, as requested in the communications.

Executive Officers
          The name, age, current position with the Company, and principal occupation during the last five years of each of our current executive officers is set forth in the following table and text:

Name	Age	Position

Darol Lindloff	69	Chief Executive Officer and President
Franklin Byrd	42	Chief Financial Officer and Treasurer
          Darol Lindloff. Mr. Lindloff has served as the Company’s Chief Executive Officer since September 1, 2007. Mr. Lindloff also served as the Company’s Chief Operating Officer from November 6, 2006 to September 1, 2007 and held the same office at Panda Ethanol—Delaware from October 1, 2006 to November 6, 2006. Mr. Lindloff was employed at Panda Energy from 1989 to September 2006. He served as Chief Operating Officer since January 2005. Prior to serving as Chief Operating Officer, he was Senior Vice President, responsible for engineering, construction, operations and asset management. Mr. Lindloff served as President of Panda Energy from 1997 to 2000. Prior to 1997, he served the company as a Vice President in the capacities of Business Development, Technical Director and Project Development. Before joining Panda Energy, Mr. Lindloff was a Regional Director for Southwest Research Institute and prior to that, he was involved in the development of power and steam generating projects for Hawker Siddeley Power Engineering and for Central and Southwest Corporation. Mr. Lindloff is a graduate of Southwestern University with a Bachelor of Science Degree in Organic Chemistry.
          Franklin Byrd. Mr. Byrd has served as the Company’s Chief Financial Officer and Treasurer since September 1, 2007. Mr. Byrd also served as the Company’s Corporate Controller from November 6, 2006 to September 1, 2007 and held the additional post of Vice President from March 2007 to September 1, 2007. Mr. Byrd served as Corporate Controller at Panda Ethanol—Delaware, the Company’s predecessor, from October 1, 2006 to November 6, 2006 and at Panda Energy, from April 2001 to November 2006. From March 2000 to April 2001, Mr. Byrd served as Chief Financial Officer and Board Secretary for Hispanic Television Network, Inc., then a Nasdaq-traded company, and from October 1997 to March 2000, he served as Vice President of Finance and Administration with AMFM Radio Networks Inc. Mr. Byrd is a certified public accountant. He holds a Master of Business Administration in Finance from Houston Baptist University and both a Bachelor of Business Administration in Accounting and a Bachelor of Business Administration in Finance from Texas A&M University.
          The Board of Directors appointed Darol Lindloff to serve as Chief Executive Officer and President and Franklin Byrd to serve as Chief Financial Officer and Treasurer, effective as of September 1, 2007 in connection with a new organizational plan approved on August 9, 2007. The Board approved the new organizational plan to enable the Company to streamline costs and focus on the construction and subsequent operation of its 115 million gallon-per-year denatured ethanol facility in Hereford, Texas. Upon the advice of management, it was determined that the following executive officers would resign effective September 1, 2007: Todd W. Carter, Chief Executive Officer and President; L. Stephen Rizzieri, Chief Legal Officer, General Counsel and Secretary; Michael Trentel, Chief Financial Officer and Treasurer; Ralph Killian, Senior Vice President—Development; and Robert K. Simmons, Senior Vice President—Finance. Mr. Carter continues to serve as a member of the Company’s Board. Additional development and administrative employees also left the Company, effective September 1, 2007, in connection with the organizational plan. These departing officers and employees have been offered employment by Panda Energy, and they will be available to provide services to the Company under the terms of a services arrangement to be entered into by the Company and Panda Energy, or their subsidiaries.
          Although the Company’s operating expenses will be significantly reduced under the new organizational plan, management anticipates that the Company will need to secure additional financing in the range of $1 million to $5 million to finance working capital requirements until the Company begins to receive cash distributions from the Hereford facility. The Company is currently seeking such additional financing. Management believes, but can offer no assurance, that such financing can be obtained.
DIRECTOR COMPENSATION TABLE
          The following table provides information regarding director compensation during the fiscal year ended 2006.

	Fees Earned or
	Paid in Cash	Option Awards	Total
Name	($)(1)	($)	($)

Robert W. Carter	79,500	—	79,500
Todd W. Carter	49,500	—	49,500
G. Michael Boswell	66,000	—	66,000
Donnell Brown	60,000	—	60,000
Philip D. English(2)	—	—	—

(1)	Includes retainer fees and fees earned for attendance of Board meetings and committee meetings.

(2)	Philip D. English was appointed to the Board of Directors on February 28, 2007.
Director Compensation
          Cash Compensation. The Company’s current compensation policy for directors is summarized as follows. The Chairman receives an annual retainer of $75,000 and all other directors receive an annual retainer of $45,000. All directors, including the Chairman, receive $2,500 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone. The chairman of the Audit Committee receives an annual retainer of $12,000. The chairman of each other committee receives an annual retainer of $6,000. If a director is the chairman of more than one committee, he or she would receive a retainer for each such committee. All committee members, including the chairman, receive $1,500 for each committee meeting attended, whether in person or by telephone. In addition, Board members are reimbursed for reasonable travel expenses incurred in connection with their attendance at a Board or committee meeting. Effective September 1, 2007, annual retainer fees and compensation for all directors were reduced by one-third.

COMPENSATION COMMITTEE REPORT
          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement.
COMPENSATION COMMITTEE
Philip D. English, Chairman
G. Michael Boswell
Donnell Brown
Compensation Committee Interlocks and Insider Participation
          During the fiscal year ended December 31, 2006, the Compensation Committee was comprised of Messrs. Boswell and Brown.
          No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K during the fiscal year ended December 31, 2006. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.
COMPENSATION DISCUSSION AND ANALYSIS
Overview
          The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table, whom we refer to as the Named Executive Officers.
          Prior to the Merger of Panda Ethanol—Delaware with and into our company on November 6, 2006, our sole employee, Mr. Reed Fisher, President and Secretary, received no compensation. After the Merger, all of the members of management of Panda Ethanol—Delaware became members of our management. Because the Merger fell so late in the year, for the remaining two months of the 2006 fiscal year, we generally kept in place the salary and bonus compensation structure that was previously in place at Panda Ethanol—Delaware and, prior to that, at Panda Energy, for such employees. Both Panda Ethanol—Delaware and Panda Energy were private companies. Accordingly, the discussion of our fiscal 2006 compensation contained in this Compensation Discussion and Analysis is brief. The Compensation Committee plans to review all of our compensation arrangements for fiscal 2007 and this Compensation Discussion and Analysis also includes some general concepts related to our planned practices and procedures with respect to compensation.

Compensation Philosophy and Objectives
          The Compensation Committee is responsible for reviewing the competitiveness of our executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve our business objectives, and (c) the alignment of the interests of key leadership with the short-term and long-term interests of our stockholders. The Compensation Committee also has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy, and ensuring that the total compensation paid to our executive officers, including the Named Executive Officers, is fair and reasonable. Generally, the types of compensation and benefits provided to the Named Executive Officers are similar to those provided to other executive officers.
          The day-to-day design and administration of savings, health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by our Human Resources department. The Compensation Committee (or Board of Directors) remains responsible for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies.
          The Compensation Committee will base its compensation programs on the following objectives:
•	Compensation should be based on the level of job responsibility, individual performance, and company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to company performance and shareholder returns, because they are more able to affect the company’s results.

•	Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•	Compensation and benefit programs should be egalitarian. While the programs and individual pay levels will always reflect differences in job responsibilities, geographies, and marketplace considerations, the overall structure of compensation and benefit programs should be broadly similar across the organization. Perquisites for executives should be rare and limited to those that are important to the executive’s ability to safely and effectively carry out his or her responsibilities.
Role of the Chairman and Executive Officers in Compensation Decisions
          For fiscal 2007, the Compensation Committee plans to make all compensation decisions for the executive officers, including the Named Executive Officers and to approve all equity awards, if any, to our executive officers. It is anticipated that the Chairman will participate in the annual review of the compensation and performance of the executive officers, including the Named Executive Officers, and the President will participate in the annual review for all executive officers, other than himself. For fiscal 2006, the Chairman set the original salaries at Panda Ethanol—Delaware and determined the amount of the 2006 cash bonus in accordance with past practices.
Setting Executive Compensation
          Prior to the Merger on November 6, 2006, the sole employee of Cirracor, Mr. Reed Fisher, President and Secretary, received no compensation. For November and December of 2006, we generally kept in place the overall compensation structure that was set by Panda Ethanol—Delaware and Panda

Energy earlier in the year for our executives. This was mainly due to the facts that the Merger occurred very late in the year and all of the members of our current management were former employees of Panda Ethanol—Delaware and, prior to that, Panda Energy. We concluded that the most efficient and logical course of action was to essentially carry-over the prior compensation structure at Panda Ethanol—Delaware and Panda Energy for the remainder of fiscal 2006. The cash bonuses paid by us to our executive officers covered the full 2006 fiscal year and were based on a full year’s employment and base salary in effect at the end of the year. At Panda Ethanol—Delaware and Panda Energy, the Chairman set the base salary and cash bonus amounts in accordance with past practices. This overall compensation was at a level that the Chairman, Panda Ethanol—Delaware and Panda Energy believed to be competitive with their peer companies.
          The Compensation Committee plans to review all of our compensation arrangements for fiscal 2007. Based on the compensation philosophy and objectives described above, the Compensation Committee plans to structure our annual and incentive-based executive compensation to motivate executives to achieve the business goals set by us and reward the executives for achieving such goals. We currently do not have any non-cash component of our compensation, although such non-cash compensation may be incorporated into our structure in the future.
Components of Executive Compensation
          The components of the total compensation paid to the executives include the following:
•	Base salary

•	Cash incentive bonus
     Base salary
          Base salary is the guaranteed element of executive’s annual cash compensation. The value of base salary reflects the executive’s long-term performance, skill set and the market value of that skill set. The Compensation Committee plans to review our base salary arrangements as a part of its overall review of our compensation practices.
     Cash incentive bonus
          The Chairman set our fiscal 2006 bonus in accordance with past practices at Panda Ethanol — Delaware and Panda Energy. The payout of this bonus was intended to cover the full 2006 fiscal year and occurred in December 2006, which is consistent with the timing of prior bonus payments. Each executive was paid a bonus equal to approximately 8.3% of his base salary in effect at the end of the year, the same percentage paid to all other employees of Panda Ethanol who were employed by Panda Ethanol—Delaware and Panda Energy for the full year. The determination was made after consideration of the cash flow position of the Company and the anticipated timing of future project finance closings.
          To date, we have granted only cash incentive compensation. There is no current pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. The Compensation Committee plans to review our incentive compensation arrangements to determine the appropriate level and mix of incentive compensation as a part of its overall review of our compensation practices.

          The Compensation Committee’s full responsibilities with respect to our compensation practices are set forth in its charter and described in more detail above under “Board Committees and Meetings — Compensation Committee.”
COMPENSATION OF EXECUTIVE OFFICERS
          The total compensation paid for the 2006 fiscal year to Mr. Todd W. Carter, who served as our Chief Executive Officer during the 2006 fiscal year, Mr. Michael Trentel, who served as our Chief Financial Officer during the 2006 fiscal year, and the other three most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended December 31, 2006, collectively referred to as the “Named Executive Officers,” is set forth below in the following Summary Compensation Table. For fiscal year 2006, we incorporated compensation received by the Named Executive Officers from Panda Ethanol—Delaware and Panda Energy to determine the status of such persons as Named Executive Officers. Otherwise, none of such persons would have exceeded the $100,000 threshold. Compensation information is also provided for Mr. Reed Fisher, who served as President and Secretary of Cirracor prior to the Merger on November 6, 2006.
2006 FISCAL YEAR SUMMARY COMPENSATION TABLE

									Change in
									Pension
									Value and
									Nonqualified
							Non-Equity		Deferred
					Stock	Option	Incentive Plan		Compensation	All Other
Name and Principal					Awards	Awards	Compensation		Earnings	Compensation		Total
Position	Year	Salary ($)		Bonus ($)(1)	($)	($)	($)		($)	($)		($)

Todd W. Carter	2006	69,396	(2)	34,689	—	—	—		—	600	(3)	104,685
Chief Executive Officer

Robert K. Simmons	2006	66,242	(4)	33,121	—	—	—		—	—		99,363
Senior Vice President- Finance

L. Stephen Rizzieri	2006	52,273	(5)	26,136	—	—	—		—	—		78,409
Chief Legal Officer and General Counsel

Michael A. Trentel	2006	39,375	(6)	19,688	—	—	—	(7)	—	—		59,063
Chief Financial Officer and Treasurer

Darol S. Lindloff	2006	48,125	(8)	24,063	—	—	—		—	380	(9)	72,568
Chief Operating Officer

Reed Fisher	2006	—		—	—	—	—		—	—	(10)	—
President and Secretary of Cirracor

(1)	Bonus amounts covered the full 2006 fiscal year and were based on a full year’s employment and salary.

(2)	Represents amounts paid since the Merger on November 6, 2006. Does not include $34,689 paid by Panda Ethanol—Delaware to Mr. Carter from October 1, 2006 to November 6, 2006 and $299,065 paid by Panda Energy to Mr. Carter from January 1, 2006 to September 30, 2006. The aggregate of all payments of salary by us, Panda Ethanol—Delaware and Panda Energy to Mr. Carter for fiscal 2006 equals $403,150.

(3)	Represents a $300 per month car allowance paid by us. Does not include $300 paid by Panda Ethanol—Delaware to Mr. Carter from October 1, 2006 to November 6, 2006 and $2,700 paid by Panda Energy to Mr. Carter from January 1, 2006 to September 30, 2006. Does not include any amounts for personal use by Mr. Carter on two occasions, one in January 2006 and one in April 2006, of an aircraft owned by a subsidiary of Panda Energy as any amounts related to such use were paid in full by Panda Energy and were not reimbursed by us or Panda Ethanol—Delaware. Does not include $49,500 of compensation paid by us to Mr. Carter in connection with his service as a director. See “—Compensation of Directors.” Also does not include $36,500 of compensation paid by Panda Energy to Mr. Carter in fiscal 2006 in connection with his service as a director.

(4)	Represents amounts paid since the Merger on November 6, 2006. Does not include $33,121 paid by Panda Ethanol—Delaware to Mr. Simmons from October 1, 2006 to November 6, 2006 and $285,471 paid by Panda Energy to Mr. Simmons from January 1, 2006 to September 30, 2006. The aggregate of all payments of salary by us, Panda Ethanol—Delaware and Panda Energy to Mr. Simmons for fiscal 2006 equals $384,834.

(5)	Represents amounts paid since the Merger on November 6, 2006. Does not include $26,136 paid by Panda Ethanol—Delaware to Mr. Rizzieri from October 1, 2006 to November 6, 2006 and $225,270 paid by Panda Energy to Mr. Rizzieri from January 1, 2006 to September 30, 2006. The aggregate of all payments of salary by us, Panda Ethanol—Delaware and Panda Energy to Mr. Rizzieri for fiscal 2006 equals $303,679.

(6)	Represents amounts paid since the Merger on November 6, 2006. Does not include $19,688 paid by Panda Ethanol—Delaware to Mr. Trentel from October 1, 2006 to November 6, 2006 and $169,688 paid by Panda Energy to Mr. Trentel from January 1, 2006 to September 30, 2006. The aggregate of all payments of salary by us, Panda Ethanol—Delaware and Panda Energy to Mr. Trentel for fiscal 2006 equals $228,751.

(7)	Does not include amounts related to an option to purchase 25,000 shares of Panda Energy common stock granted to Mr. Trentel by Panda Energy on August 16, 2006. The option has an exercise price of $3.00 per share and vests in three equal installments on August 16, 2008, 2009 and 2010. The option will not vest if a termination of employment with Panda Energy or Panda Ethanol has occurred. The option expires (i) on August 16, 2016, (ii) on the 30th day following termination of Mr. Trentel’s employment with Panda Energy or Panda Ethanol other than “for cause” and immediately upon a termination “for cause,” and (iii) six months following Mr. Trentel’s death or disability. The option was granted in connection with an agreement entered into on November 14, 2005 between Panda Energy and Mr. Trentel regarding the acquisition of options to purchase 25,000 shares of Panda Energy common stock upon closing of financing for the Hereford facility and options to purchase 10,000 shares of Panda Energy common stock upon closing of financing for each of the next six ethanol facilities with a capacity of 100 million gallons or more. All of such options will have an exercise price of $3.00 per share.

(8)	Represents amounts paid since the Merger on November 6, 2006. Does not include $24,063 paid by Panda Ethanol—Delaware to Mr. Lindloff from October 1, 2006 to November 6, 2006 and $207,396 paid by Panda Energy to Mr. Lindloff from January 1, 2006 to September 30, 2006. The aggregate of all payments of salary by us, Panda Ethanol—Delaware and Panda Energy to Mr. Lindloff for fiscal 2006 equals $279,584.

(9)	Represents a $190.00 per month car allowance paid by the Company. Does not include $190 paid by Panda Ethanol—Delaware to Mr. Lindloff from October 1, 2006 to November 6, 2006 and $1,710 paid by Panda Energy to Mr. Lindloff from January 1, 2006 to September 30, 2006.

(10)	Mr. Fisher received no compensation in fiscal 2006. Does not include a loan in the amount of $7,666 which we repaid to Mr. Fisher after consummation of the Merger.
     We provide only minimum perquisites to executive officers which have been identified in the footnotes to the Summary Compensation Table above. We prefer to compensate Named Executive Officers using a mix of salary and cash bonus. We provide Mr. Lindloff with a monthly car allowance. Prior to September 1, 2007 we also provided Mr. Carter with a monthly car allowance. Perquisites do not include any amounts related to the provision of covered parking to the above Named Executive Officers because the covered parking is provided by the building at no incremental cost to us.
     On November 1, 2006, Panda Energy granted options to purchase common stock of Panda Energy to Messrs. Simmons, Trentel and Lindloff. Mr. Simmons’s option is for 100,000 shares, Mr. Lindloff’s option is for 15,000 shares and Mr. Trentel’s has two options for 5,000 shares each. The options have an exercise price of $3.00 per share and are fully vested and exercisable. The options expire on (i) the 30th day following termination of employment of the option holder with Panda Energy or Panda Ethanol other than “for cause” and immediately upon a termination “for cause” or (ii) six months following the option holder’s death or disability. The option granted to Mr. Simmons otherwise expires on July 1, 2011, the option granted to Mr. Lindloff otherwise expires on March 31, 2009 and Mr. Trentel’s options otherwise expire on March 31, 2009 and on July 1, 2011. The option amounts, terms and price are the same as options held by such option holders that expired by their terms upon their employment with Panda Energy due to such option holder’s change in employment to Panda Ethanol—Delaware. These options were issued in recognition of the option holder’s past services as an employee of Panda Energy. We do not believe that any of these options represents compensation for services rendered to us.
Employment Agreements
          We are not a party to any currently effective employment agreement with any of our Named Executive Officers. We believe that employment agreements are not currently necessary in order to attract and retain talented personnel. However, due to the ever-changing marketplace in which we vie for talent, this practice is regularly reviewed by the Compensation Committee to help ensure that we remain competitive in our industry and the Compensation Committee may determine that such arrangements are in our best interest in the future.
Post-Termination Compensation
          We have not entered into change in control agreements with any of our Named Executive Officers or other members of the executive management team.

Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”), to file reports of ownership and changes of ownership with the SEC. Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met.
Certain Relationships and Related Transactions
     Panda Energy is our founder and largest stockholder, owning approximately 46% of our outstanding stock. We have been a party to several agreements with Panda Energy. These agreements are described below.
Transition Services Agreement
     We were a party to a Transition Services Agreement, effective as of June 7, 2006 and amended effective as of October 7, 2006 and March 30, 2007, originally executed by Panda Ethanol—Delaware and Panda Energy Management, LP, or PEM. By virtue of the Merger, we succeeded to the agreements and obligations of Panda Ethanol—Delaware under the Transition Services Agreement. PEM is a wholly-owned subsidiary of Panda Energy. As used in this proxy statement, Transition Services Agreement refers to the Transition Services Agreement, as amended.
     The Transition Services Agreement provided for the provision or coordination of certain administrative services by Panda Ethanol to PEM (i) during a specified time period prior to the Merger which commenced on October 7, 2006 and ended on the effective date of the Merger, or the Transition Period, and (ii) following the Merger. Prior to the commencement of the Transition Period, the Transition Services Agreement provided for the provision or coordination by PEM of certain services to Panda Ethanol—Delaware.
     Services to be Provided. Commencing on October 6, 2006 and following the effective date of the Merger, we were required to provide PEM with, or coordinate the provision to PEM of, various general administrative services, including tax, human resources, government reporting, accounting, employee heath and safety, financial (including cash management and insurance), general corporate, legal, development and facilities, corporate communications, corporate travel and provision of aircraft, and certain executive office functions services, and such other services as are relevant or necessary or as PEM may reasonably request as relevant or necessary. The term of our services to be provided to PEM pursuant to the Transition Services Agreement ended on June 30, 2007. Prior to the commencement of the Transition Period, PEM provided certain similar services to Panda Ethanol—Delaware (other than the executive office functions).
     Charges for Services. All charges for services provided by Panda Ethanol—Delaware during the Transition Period and us following the effective date of the Merger were based on the allocable costs incurred by Panda Ethanol—Delaware or us, as the case may be, for performing such services (including an allocable charge for overhead costs) or an allocable portion of the charges paid by Panda Ethanol—Delaware or us, as the case may be, to a third party for performing such services. The total amount paid by PEM to Panda Ethanol was approximately $205,000 for the fourth quarter of 2006. All amounts owing to Panda Ethanol were invoiced and paid no later than thirty (30) days after the invoice date. All amounts were paid in United States dollars in the form of a check or wire transfer.

     Prior to the commencement of the Transition Period, PEM charged Panda Ethanol—Delaware for similar services. The total amount charged by PEM to Panda Ethanol—Delaware was $1.018 million for the month of August 2006, $926,000 for the month of September 2006 and $216,000 for the fourth quarter of 2006. The amount charged by PEM for the fourth quarter of 2006 was substantially less than the amount charged by PEM for August and September because employees transferred from PEM to Panda Ethanol—Delaware on October 1, 2006.
     Audit Rights. Each of the parties has the right to audit and review any charges or invoices for services, and to be provided with reasonable access to information of the other party to enable them to review and audit the other party’s charges.
     Limitation on Liability. Neither party has any liability with respect to its furnishing of services to the other party under the Transition Services Agreement except: (i) on account of its gross negligence or willful misconduct; (ii) for any punitive damages; or (iii) in excess of the amount of fees paid to it by the other party.
     Indemnification. Each party agrees to indemnify and hold harmless the other party, its employees, agents, officers, directors, stockholders and affiliates from any and all claims, demands, complaints, liabilities, losses, damages and all costs and expenses (including legal fees), collectively referred to as damages, arising from or relating to the use of any service provided under the Transition Services Agreement or any person using such service (including but not limited to damages for injury or death to persons or damage to property) to the extent not arising from the willful misconduct, bad faith or negligence of the indemnified party.
     Termination. The Transition Services Agreement permitted the parties to terminate the agreement as follows:
•	upon the mutual written agreement of the parties;

•	by either of the parties for material breach of any of the terms thereof by the other party, if the breach is not remedied within 30 days after written notice of breach is delivered to the defaulting party;

•	by either party, upon written notice to the other party if PEM or Panda Ethanol becomes insolvent, makes an assignment for the benefit of creditors, or is placed in receivership, reorganization, liquidation or bankruptcy;

•	by PEM, upon written notice to Panda Ethanol, if, for any reason, the ownership or control of Panda Ethanol or any of the Panda Ethanol’s operations becomes vested in, or is made subject to the control or direction of, any direct competitor of PEM (other than pursuant to the Merger); or

•	by Panda Ethanol, upon written notice to PEM, if for any reason, the ownership or control of PEM or any of PEM’s operations become vested in, or made subject to the control or direction of, any direct competitor of Panda Ethanol.
     Upon any such termination, each party would have been compensated for all services rendered to the date of termination in accordance with the provisions of the Transition Services Agreement.
Reimbursement Letter
     We are a party to a letter agreement, dated as of June 7, 2006, originally executed by Panda Ethanol—Delaware and Panda Energy. We refer to the letter agreement as the Reimbursement Letter. The

Reimbursement Letter provides for reimbursement by us of costs and expenses incurred by Panda Energy in connection with the development of our ethanol production facilities.
     In consideration for past financial support provided by Panda Energy, the Reimbursement Letter requires us to reimburse Panda Energy for direct and indirect costs and expenses in excess of $13.0 million for services incurred by Panda Energy in connection with the following:
•	the negotiation, execution and delivery of (a) the merger agreement, dated as of May 18, 2006, by and among Panda Ethanol, Inc., Cirracor and Grove Panda Investments, LLC, (b) the Securities Purchase Agreement, dated as of June 7, 2006, by and among Panda Ethanol—Delaware and certain purchasers of its securities, (c) the Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc., Panda Energy and certain purchasers of our securities, and (d) any other documents or agreements entered into in connection with the transactions contemplated under the Securities Purchase Agreement; and

•	ethanol project development activities up to the date on which Panda Ethanol—Delaware closed its senior debt and subordinated debt financing of the Hereford facility.
     All such costs and expenses incurred after the date of execution of the definitive agreements relating to the senior and subordinated debt financing of the Hereford facility, or the Hereford financing date, are paid on a monthly basis. All costs and expenses incurred prior to the Hereford financing date were accrued on a project-by-project basis and are due and payable for a particular project when we enter into definitive agreements relating to project debt or other appropriate financial arrangements for that particular project. In connection with the Hereford financing, we reimbursed Panda Energy $2.0 million for all amounts accrued in connection with the development of the Hereford facility in excess of Panda Energy’s $13.0 million capital commitment. The accrued costs and expenses that may be reimbursed for the projects other than the Hereford facility total approximately $4.3 million, subject to final audit, and are expected to be approximately allocated by facility as follows:

•	Haskell facility:	$1.2 million

•	Yuma facility:	$1.4 million

•	Sherman facility:	$0.4 million

•	Other facilities:	$1.3 million.
     Under the Reimbursement Letter, we were also required to pay, and have paid, a development fee in the amount of $3.5 million upon entering definitive agreements relating to the senior and subordinated debt financing of the Hereford facility.
     The following directors may have an indirect material interest in the transactions described above:
•	Robert W. Carter has served as Chairman of the Board and Chief Executive Officer of Panda Energy since 1995, and he owns 38% of Panda Energy’s outstanding shares; and

•	Todd W. Carter has served as President of Panda Energy since September 1, 2007 and served as President of Panda Energy from July 2000 to December 2004 and as President of Panda Development Corporation, a division of Panda Energy from December 2004 to September 30, 2006.

Lease of Office Space
     Effective October 1, 2006, we rent office space from Panda Energy on a month to month basis for approximately $35,000 per month. Such amount represents a pro rata allocation of Panda Energy’s actual rent, based upon the proportion of Panda Energy’s total office space occupied by us. As a result of the new organizational plan approved on August 9, 2007, the amount of our monthly rent to Panda Energy will be reduced to approximately $10,200.
Service Agreement
     In connection with the organizational plan, the Company anticipates entering into a new services agreement with PEM pursuant to which PEM will provide certain administrative services to the Company. The terms of the new services agreement will be substantially similar to the terms of the Transition Services Agreement as described above.
     In accordance with our Audit Committee Charter adopted after the Merger on November 8, 2006, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions. Any material financial transaction with any director, executive officer, nominee or holder of five percent or more of the Common Stock of our company, or immediate family member of any of the foregoing, would need to be approved by our Audit Committee prior to our entering into such transaction.

APPROVAL OF LONG-TERM INCENTIVE PLAN
(Proposal 2)
          The 2006 Amended and Restated Long-Term Incentive Plan (the “Incentive Plan”) was originally adopted by the board of directors and the stockholders of Panda Ethanol¯Delaware. The Incentive Plan was assumed by the Company in connection with the Merger. On August 9, 2006, the Board of Directors approved the adoption of the Incentive Plan and recommended that it be submitted to the Company’s stockholders for approval at the 2007 Annual Meeting. The Board recommends approval of the Incentive Plan. The Board of Directors believes the Incentive Plan will assist in the recruitment, retention and motivation of key employees who are experienced, highly qualified and in a position to make material contributions to the Company’s success. The limited number of skilled and experienced employees are in demand by a growing number of employers, and competition for such employees is increasing. Equity awards are used as compensation devices by most, if not all, of the companies with which the Company competes for talent, and the Company believes that the provision of equity awards is critical to attract and retain key contributors.
          In the absence of stockholder approval, the Incentive Plan will continue to remain valid and available for use. However, without stockholder approval the Company will not be able to grant “incentive stock options” that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and none of the awards granted under the Incentive Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code and, thus, will not qualify for the exemption from the $1,000,000 limitation on deductible compensation under Section 162(m) of the Code. Accordingly, we urge you to vote in favor of this proposal.
Summary of the Incentive Plan Terms
          The principal terms and provisions of the Incentive Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A. To the extent there is a conflict between this summary and the Incentive Plan, the terms of the Incentive Plan will govern.
          Purpose. The purpose of the Incentive Plan is to attract and retain the services of key employees, consultants and outside directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards that will:
•	increase the interest of such persons in the Company’s welfare;

•	furnish an incentive to such persons to continue their services for the Company; and

•	provide a means through which the Company may attract able persons as employees, and outside directors.
          Eligibility and Participation. Employees (including employees who are also directors or officers), outside directors, and independent contractors of the Company or its subsidiaries will be eligible to participate in the Incentive Plan, as determined by the Committee administering the Incentive Plan, provided that only employees of the Company are eligible to receive incentive stock options. As of the Record Date, there were approximately 18 employees, of which one was a named executive officer, five non-employee directors, and one independent contractor that are eligible to participate in the Incentive Plan.
          Administration of the Plan. The Incentive Plan will be administered by a committee (the “Committee”) consisting of two or more Board members who are “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, and “outside directors” in accordance with Section 162(m) of the Code. The Committee will have full authority to administer the Incentive Plan, including, without limitation, the authority to determine who will receive awards, the type of award to be received, and to establish the specific terms that will govern awards as will be set forth in individual award agreements. The Committee shall interpret the Incentive Plan’s provisions and, in its discretion, shall prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Incentive Plan.
          Shares Reserved for Plan Awards. A maximum of 3,333,333 shares of our Common Stock may be delivered under the Incentive Plan. If awards granted under the Incentive Plan are forfeited, cancelled or otherwise expire, the shares reserved for issuance pursuant to any such terminated award will remain available for future awards. The maximum number of shares subject to awards under the Incentive Plan that may be granted to an individual participant in any one calendar year is 2,000,000.
          Stock Options. The Committee is authorized to grant non-qualified stock options and incentive stock options (“ISOs”) qualifying under Section 422 of the Code. The exercise price per share subject to an option is determined by the Committee. However, the per share exercise price of an option cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the per share exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each option at the time of the grant. The Committee may not grant ISOs to any employee which would permit the fair market value of the Common Stock with respect to which ISOs (under the Incentive Plan and any other plan of the Company and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option which is described as an ISO exceeds this limit or otherwise fails to qualify as an ISO, such stock option shall be a non-qualified stock option.
          Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged or assigned, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. Restricted stock units are units which are convertible into shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions.
          Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award (“freestanding SARs”) or in conjunction with options granted under the Incentive Plan (“tandem SARs”). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR, payable in either cash or shares of Common Stock. Tandem SARs require the participant, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The grant price of a SAR is determined by the Committee. However, the grant price of a SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares of Common Stock will be delivered to participants..
          Performance Awards. The Committee is authorized to grant performance awards under the Incentive Plan, on which the right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions during a specified period as may be specified by the Committee. Performance awards may be paid in cash, shares of common stock or other consideration, or any combination thereof. Subject to the requirements of the Incentive Plan, the Committee will determine performance award terms, including the required performance goals, the corresponding amounts payable upon achievement of such performance goals, termination and forfeiture provisions and the form of settlement (including, maximum or minimum settlement values). In certain circumstances, the Committee may, in its discretion, modify the performance measures or objectives and/or the performance period. However, the Committee may not, in any event, increase the number of shares of common stock earned by an executive officer upon the attainment of a performance goal.
          Dividend Equivalent Rights. For grants on or after January 1, 2005, the Committee is authorized to grant dividend equivalent rights in connection with other awards granted under the Incentive Plan or as a separate award, conferring on participants the right to receive cash, shares of common stock, or a combination thereof equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. The terms and conditions of dividend equivalent rights will comply with the requirements of Section 409A of the Code, to the extent applicable. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the fair market value of a share of Common Stock at the time of reinvestment. Dividend equivalent rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments which payment date or dates will be specified in the applicable award agreement.
          Other Awards. The Committee is authorized to grant other stock-based awards under the Incentive Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock, on such terms and conditions as the Committee may determine. Such other stock-based awards may be granted for no consideration, minimum consideration as may be required by applicable law, or for such other consideration as the Committee shall determine.
          Award Period. The Committee may, in its discretion, provide that an award may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the award agreement. The award period will be reduced or terminated upon termination of service, as determined by the Committee. No portion of an award may be exercised after the expiration of ten years from its date of grant. However, if an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary) and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) may not be more than five years from the date of grant.
          Amendment or Discontinuance. The Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Incentive Plan and awards under the Incentive Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, will be effective unless such amendment is approved by the requisite vote of the stockholders of the Company entitled to vote thereon.
          Any such amendment will, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the Incentive Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Incentive Plan, the holder of any award outstanding under the Incentive Plan will, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in the Incentive Plan to the contrary, unless required by law, no such amendment or alteration will adversely affect any rights of participants or obligations of the Company to participants with respect to any award theretofore granted under the Incentive Plan without the consent of the affected participant.
Federal Income Tax Consequences of Awards
          The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
          New Law Affecting Deferred Compensation. In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.
          Incentive Stock Options. In general, a participant will not recognize taxable income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the Common Stock over $100,000 will be treated as non-qualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were non-qualified stock options. In addition to the foregoing, if the fair market value of the Common Stock received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
          The tax treatment of any Common Stock acquired by exercise of an ISO will depend upon whether the participant disposes of such Common Stock prior to two years after the date the ISO was granted or one year after the Common Stock was transferred to the participant (referred to as the “Required Holding Period”). If a participant disposes of Common Stock acquired by exercise of an ISO after the expiration of the Required Holding Period, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.
          If the participant disposes of Common Stock acquired by exercise of an ISO prior to the expiration of the Required Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the Common Stock is greater than the fair market value of the Common Stock on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the Common Stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the Common Stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the Common Stock will be treated as capital gain. The capital gain will be treated as short-term or long-term capital gain, depending on how long the participant has held the shares. However, if the price received for Common Stock acquired by exercise of an ISO is less than the fair market value of the Common Stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the participant’s basis in the Common Stock.
          Non-qualified Stock Options. A participant generally will not recognize income at the time a non-qualified stock option is granted. When a participant exercises a non-qualified stock option, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for Common Stock acquired under a non-qualified stock option will be equal to the exercise price paid for such Common Stock, plus any amounts included in the participant’s income as compensation upon exercise. When a participant disposes of Common Stock acquired by exercise of a non-qualified stock option, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the Common Stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock. The capital gain or loss will be long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.
          Special Rule if Exercise Price is Paid for in Common Stock. If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of Common Stock previously acquired under an ISO, the Common Stock received equal to the number of shares of Common Stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the Common Stock received will be equal to the participant’s tax basis and holding period for the Common Stock surrendered. The number of shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such Common Stock will be equal to its fair market value on the date of exercise, and the participant’s holding period for such stock will begin on the date of exercise.
          If the use of previously acquired Common Stock to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of Common Stock previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the Common Stock surrendered, determined at the time such Common Stock was originally acquired on exercise of the ISO, over the aggregate exercise price paid for such Common Stock. As discussed above, a disqualifying disposition of Common Stock previously acquired under an ISO occurs when the participant disposes of such stock before the end of the Required Holding Period. The other tax results from paying the exercise price with previously-owned stock are as described above, except that the participant’s tax basis in the Common Stock that is treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
          Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the Common Stock at such time as the Common Stock is no longer subject to forfeiture or restrictions (i.e., when they vest), over the amount paid, if any, by the participant for such Common Stock. However, a participant who receives a restricted stock award may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted stock to recognize ordinary income on the date of transfer of the restricted stock equal to the excess of the fair market value of the Common Stock subject to the restricted stock grant (determined without regard to the restrictions on such Common Stock) over the purchase price, if any, of such stock. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the Common Stock subject to the stock award. At the time of sale of such stock, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.
          Stock Appreciation Rights. Generally, a participant who receives freestanding SARs will not recognize taxable income at the time the freestanding SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current fair market value and the grant price, if any, will be taxed as ordinary income to the recipient at the time it is received.
          Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, cash awards, or other stock awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.
          Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).
          To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.
          Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied to employees by January 31 of the succeeding year.

          Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.
          Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.
          Million Dollar Deduction Limit and Other Tax Matters. Generally, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options, stock appreciation rights, stock related awards, and other performance-based awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.
          If a participant’s rights under the Incentive Plan are accelerated as a result of a change in control and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such participant may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.
Plan Benefits
          To date, the Company has not granted any awards under the Incentive Plan. The Company has no current plans to grant awards under the Incentive Plan and cannot currently determine the benefits or number of shares subject to awards that may be granted in the future.
          On October 3, the closing price of the Common Stock on the Over-the-Counter Bulletin Board was $4.00 per share.
          The proposal to approve the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting. All members of the Board of Directors are eligible for awards under the Incentive Plan and thus have a personal interest in the approval of the Incentive Plan.

          In the absence of stockholder approval, the Incentive Plan will continue to remain valid and available for use. However, without stockholder approval the Company will not be able to grant “incentive stock options” that qualify under Section 422 of the Code and none of the awards granted under the Incentive Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code and, thus, will not qualify for the exemption from the $1,000,000 limitation on deductible compensation under Section 162(m) of the Code.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF
THE PANDA ETHANOL, INC. 2006 LONG-TERM INCENTIVE PLAN.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 3)
          Stonefield Josephson, Inc. was the historical independent registered public accounting firm of Cirracor. Deloitte & Touche LLP was the historical independent registered public accounting firm of Panda Ethanol—Delaware. As a result of the Merger of Panda Ethanol—Delaware with and into Cirracor, Deloitte & Touche LLP replaced Stonefield Josephson, Inc. as our independent registered public accounting firm effective as of December 19, 2006 to audit our financial statements for the years ending December 31, 2006 and 2007, and to perform procedures related to the financial statements included in our current reports on Form 8-K and quarterly reports on Form 10-Q or Form 10-QSB beginning with, and including, reports that contain financial information with respect to the quarter ended September 30, 2006, but excluding our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, filed on November 20, 2006. It is expected that representatives of Stonefield Josephson, Inc. will not attend the Annual Meeting, but one or more representatives of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Audit Committee of the Company has selected the firm of Deloitte & Touche LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2007. Stockholder ratification of the appointment is not required under the laws of the State of Nevada, but the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s and its stockholders’ best interests. The affirmative vote of a majority of the shares present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.
          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.
Change in Accountant
          On December 19, 2006, we dismissed Stonefield Josephson, Inc. as our independent registered public accounting firm. Stonefield Josephson, Inc. had previously been engaged as the principal accountant to audit our financial statements. The reason for the replacement of Stonefield Josephson, Inc. was that on November 6, 2006, Panda Ethanol—Delaware merged with and into us. Following the Merger, (i) the stockholders of Panda Ethanol—Delaware owned a majority of the outstanding shares of our Common Stock and (ii) our primary business became the business previously conducted by Panda Ethanol—Delaware. The independent auditors of Panda Ethanol—Delaware was the firm of Deloitte & Touche LLP. We believed that it was in our best interest to have Deloitte & Touche LLP continue to work with our business, and we therefore engaged Deloitte & Touche LLP as our new independent auditors, effective as of December 19, 2006, to audit our financial statements for the years ending December 31, 2006 and 2007, and to perform procedures related to the financial statements included in our current reports on Form 8-K and quarterly reports on Form 10-Q beginning with, and including, reports that contain financial information with respect to the quarter ended September 30, 2006, but excluding our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, filed on November 20, 2006. Deloitte & Touche LLP is located at 2200 Ross Ave., Suite 1600, Dallas, Texas 75201.
          The decision to dismiss Stonefield Josephson, Inc. and engage Deloitte & Touche LLP was approved by the Audit Committee on December 19, 2006 and was subsequently ratified by the Board.

          The reports of Stonefield Josephson, Inc. on our financial statements for each of the years ended September 30, 2005 and 2004 contained an explanatory paragraph relating to our ability to continue as a going concern. Other than this report modification, the reports of Stonefield Josephson, Inc. on our financial statements as of and for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to other uncertainty, audit scope, or accounting principles.
          During our two most recent fiscal years and the subsequent interim period preceding the dismissal of Stonefield Josephson, Inc., there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K during our two most recent fiscal years and the subsequent interim period preceding the dismissal of Stonefield Josephson, Inc.
          Other than in connection with the engagement of Deloitte & Touche LLP by Panda Ethanol—Delaware, during our two most recent fiscal years and the subsequent interim period prior to December 19, 2006, we did not consult Deloitte & Touche LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.
Fees paid to Deloitte & Touche LLP
          Aggregate fees for professional services provided to us and Panda Ethanol—Delaware by Deloitte & Touche LLP for the years ended December 31, 2005 and December 31, 2006 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2006	December 31, 2005

Audit Fees (a)	$155,000	$—
Audit-Related Fees (b)	10,000
Tax Fees (c)	—	—
All Other Fees (d)	1,599	—

Total	$166,599	$—

(a)	Fees for audit services in 2006 include fees associated with the reviews of Panda Ethanol’s financial statements for the first and second quarter of fiscal 2006 and $90,000 in fees for the audit of Panda Ethanol—Delaware’s financial statements for the years ended December 31, 2004 and 2005.

(b)	Audit-related fees principally include accounting fees incurred related to our Definitive Proxy Statement relating to the Merger of Panda Ethanol, Inc. with and into Cirracor, filed on October 25, 2006.

(c)	Tax fees, when incurred, include tax compliance and tax planning.

(d)	Represents amounts paid for a subscription to Deloitte & Touche LLP’s online technical accounting research library.

          In considering the nature of the services provided by Deloitte & Touche LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte & Touche LLP and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.
Fees paid to Stonefield Josephson, Inc.
          Aggregate fees for professional services provided to Cirracor and us by Stonefield Josephson, Inc. for the years ended September 30, 2005 and December 31, 2006 and for the three-month transition period ended December 31, 2005 were as follows:

		Three-Month
		Transition Period
	Fiscal Year Ended	Ended December 31,	Fiscal Year Ended
	December 31, 2006	2006	September 30, 2005

Audit Fees (a)	$15,519	$10,793	$21,860
Audit-Related Fees (b)	14,306	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—

Total	$29,825	$10,793	$21,860

(a)	Fees for audit services in 2006 include fees associated with the reviews of our quarterly reports on Form 10-QSB, the audit of our September 30, 2005 Annual Report on Form 10-KSB and for services in connection with an SEC comment letter and amendment to Cirracor’s September 30, 2005 Annual Report on Form 10-KSB. Fees for audit services in 2005 include fees associated with the review of Cirracor’s Quarterly Reports filed on Form 10-QSB and the audit of Cirracor’s September 30, 2004 Annual Report on Form 10-KSB.

(b)	Audit-related fees principally include accounting consultations fees incurred related to our registration statement on Form S-3 filed with the SEC on January 10, 2007, our Definitive Proxy Statement relating to the Merger of Panda Ethanol, Inc. with and into Cirracor, filed on October 25, 2006, and our transitional report on Form 10-QT. Audit-related fees also include fees incurred in connection with the change in accountants.
Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy
          On December 19, 2006, the Audit Committee pre-approved Deloitte & Touche LLP to provide tax services, including tax compliance services (i.e., preparation of tax returns and related matters) and tax consulting services (including, but not limited to, determination of the tax treatment of actual or possible transactions, determination of applicability of sales tax to ethanol plant components and consultation concerning federal and state tax regulations); provided that (i) the fees for the tax services shall not exceed $150,000, (ii) the performance of tax services must be authorized by the Audit Committee Chair prior to commencement of such services and (iii) the provision of any tax service is required to be reported to the Audit Committee at the next regularly scheduled Audit Committee meeting. None of the services included in “Audit-Related Fees” or “All Other Fees” in the tables above were approved by the audit committee pursuant to the above described pre-approval.

OTHER BUSINESS
          The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
          Stockholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before June 14, 2008 for inclusion in the Company’s proxy statement relating to that meeting. Stockholders wishing to submit proposals to be presented directly at the 2008 Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. Stockholders wishing to nominate directors at an annual meeting or to propose business to be brought before the 2008 Annual Meeting must give written notice to the Secretary of the Company to be received at the principal executive offices of the Company not before April 27, 2008 nor after July 26, 2008. Stockholders wishing to propose business to be brought before a special meeting must give timely, written notice to the Secretary of the Company. To be timely in the case of a special meeting or in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, a stockholder’s notice must be received at the principal executive offices of the Company no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and stockholders are advised in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.
          You may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 without charge by sending a written request to Panda Ethanol, Inc., 4100 Spring Valley, Suite 1002, Dallas, Texas 75244, Attn: Investor Relations or by calling (972) 361-1200. These reports are also available at www.pandaethanol.com. The Annual Report on Form 10-K is also available at www.pandaethanol.com.

BY ORDER OF THE BOARD OF DIRECTORS Richard A. Cuccia, II Associate General Counsel and Corporate Secretary
October 12, 2007
Dallas, Texas
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A to 2007 Proxy Statement
PANDA ETHANOL, INC.
2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
     The Panda Ethanol, Inc. 2006 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Panda Ethanol, Inc., a Delaware corporation (the “Company”), effective as of May 9, 2006, and approved by the Company’s stockholders on the 9th day of May, 2006. The Plan is now amended and restated in its entirety and approved by the Board of Directors and shareholders of the Company on June 7, 2006.
ARTICLE 1
PURPOSE
     The purpose of the Plan is to attract and retain the services of key employees, consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will
     (a) increase the interest of such persons in the Company’s welfare;
     (b) furnish an incentive to such persons to continue their services for the Company; and
     (c) provide a means through which the Company may attract able persons as employees, and Outside Directors.
     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) in the event the Common Stock as a class should ever be registered under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee. No Incentive Stock Options shall be issued to Consultants, independent contractors or Outside Directors of the Company.
ARTICLE 2
DEFINITIONS
     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
     2.1 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive” or as “Award”).
     2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.
     2.4 “Board” means the board of directors of the Company.
     2.5 “Callable” means Common Stock issued to a Participant which is subject to the Company’s right to call and repurchase such Common Stock upon Termination of Employment pursuant to the terms of the Award Agreement under which the Participant purchased the Common Stock.
     2.6 “Change in Control” means that following an offering of the Common Stock pursuant to an IPO, a “Change in Control” shall mean any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction or the merger of the Company into one of its subsidiaries; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of an IPO were directors or (y) become directors after the date of an IPO and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of an IPO or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of an IPO; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors or (aa) a purchase(s) of the shares are sold pursuant to effective registration under applicable federal and state securities laws; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7. Notwithstanding the above, no amount may become payable under any Award which is subject to Code section 409A unless the Change in Control also satisfies the definition of a Change in Control under the guidance issued under section 409A of the Code, and the payment occurs within the time specified in such guidance for the payment to be treated as on account of the Change in Control.
     2.7 “Code” means the Internal Revenue Code of 1986, as amended.
     2.8 “Committee” means the committee appointed or designated by the Board to serve as the Compensation Committee (or a similarly named Committee generally intended to administer and oversee employee compensation plans such as the Plan) of the Board to administer the Plan in accordance with Article 3 of this Plan.
     2.9 “Common Stock” means the Common Stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for

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which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
     2.10 “Company” means Panda Ethanol, Inc., a Delaware corporation, and any successor entity. Notwithstanding the foregoing, for purposes of determining an entity is entitled to grant Awards to an employee of a Subsidiary or related entity under this Plan, “Company” shall include any Subsidiary, or related company treated as a member of the controlled group with Company under Code Section 414(b) or (c). In making the determination of whether a Subsidiary or related company is a member of the controlled group with the Company under Code Section 414(b) or (c), the definition of “controlled group” in Code Section 1563(a) shall govern and the phrase “at least 80 percent” in Code Section 1563(a) shall be replaced with “at least 50 percent” in each place it appears in Code Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation § 1.414(c)-2 for purposes of determining whether the entities (whether or not incorporated) that are under common control for purposes of Code Section 414(c). This shall be construed in a manner consistent with Panda Ethanol, Inc. being treated as a service recipient so that the options and equity rights granted hereunder are granted on stock of the service recipient as such phase is defined under Proposed Treasury Regulation § 1.409A-1(b)(5)(iii), and any successor provision thereto.
     2.11 “Consultant” means any person performing advisor or consulting services to the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction. A Consultant is not eligible to receive Incentive Stock Options (or Statutory Stock Options).
     2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.
     2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder in the event the Common Stock should ever be registered under the 1934 Act, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
     2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits as set forth in Section 6.9 hereof based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.
     2.15 “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.
     2.16 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

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     2.17 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock and in compliance with the valuation methods permitted under Treasury Regulations § 1.422-2(e) and § 20.2031-2 and the guidance issued under Section 409A of the Code.
     2.18 “Incentive” is defined in Section 2.1 hereof.
     2.19 “Incentive Stock Option” or “Statutory Stock Option” or “ISO” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.
     2.20 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.
     2.21 “IPO” means the first public offering of any class of equity securities of this Company (or any successor or assign of the Company whether by merger, consolidation, sale of assets or otherwise occurring after this Plan is effective) pursuant to a registration statement filed with and declared effective by the Securities Exchange Commission.
     2.22 “Nonpublicly Traded” means Company Stock as it exists prior to an IPO.
     2.23 “Nonqualified Stock Option” or “Nonstatutory Stock Option” or “NQSO” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.
     2.24 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
     2.25 “Other Award” means an Award issued pursuant to Section 6.10 hereof.
     2.26 “Outside Director” means a director of the Company who is not an Employee. Outside Directors are not eligible to receive an Incentive Stock Option.
     2.27 “Participant” means an Employee, Consultant, independent contractor, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan for any grant that is not an Incentive Stock Option. A Participant also includes an Employee to whom an Award for an Incentive Stock Option is granted.

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     2.28 “Plan” means this Panda Ethanol, Inc. 2006 Long-Term Incentive Plan, as amended from time to time.
     2.29 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.8 hereof.
     2.30 “Performance Goal” means any of the goals set forth in Section 6.11 hereof.
     2.31 “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.
     2.32 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act.
     2.33 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.
     2.34 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.7 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.
     2.35 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.
     2.36 “SAR” or “stock appreciation right” means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on a specified date, provided the amount is fixed on the date the SAR is exercised over the SAR Price for such shares.
     2.37 “SAR Price” means the exercise price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.
     2.38 “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.
     2.39 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.
     2.40 “Termination of Service” occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with

5

applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the above, effective on and after January 1, 2005, for any Award which is deferred compensation subject to Section 409A of the Code, “Termination from Service” shall have the same meaning as “Separation from Service” under Section 409A(a)(2)(A)(i) of the Code and any guidance issued thereunder.
     2.41 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the above, for purposes of any Award hereunder which is deemed to be deferred compensation subject to Section 409A of the Code, effective for all periods on or after January 1, 2005, “Total and Permanent Disability” shall mean a participant who either (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the participant’s employer, or otherwise satisfies such definition as it is modified by any guidance issued under or regarding Section 409A of the Code.
ARTICLE 3
ADMINISTRATION
     3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.
     Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act only in the event the Common Stock should ever be registered under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

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     3.2 Designation of Participants and Awards.
     (a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.
     (b) Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.
     (c) Notwithstanding the above, no Awards shall be granted under the Plan until such time as the shelf registration statement referenced in that certain Registration Rights Agreement dated as of June 7, 2006 is declared effective by the Securities Exchange Commission.
     3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.
     The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.
     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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     3.4 Prohibition on Acceleration of Benefits. Any Award which constitutes deferred compensation under Section 409A of the Code shall not have the time or schedule of any payment thereunder accelerated, except as permitted under the guidance issued under Section 409A of the Code.
ARTICLE 4
ELIGIBILITY
     Any Employee (including an Employee who is also a director or an officer), or Outside Director of the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company or any Subsidiary is eligible to participate in the Plan; provided that only Employees of the Company or any Subsidiary shall be eligible to receive Incentive Stock Options. An independent contractor providing services to the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company or any Subsidiary is eligible to participate in the Plan; provided that independent contractors shall not be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to some or all of the existing Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.
ARTICLE 5
SHARES SUBJECT TO PLAN
     5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is three million three hundred and thirty three thousand three hundred thirty three (3,333,333) shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan that are Incentive Stock Option grants is three million three hundred and thirty three thousand three hundred thirty three (3,333,333) shares.
     5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award

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is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.
ARTICLE 6
GRANT OF AWARDS
     6.1 In General.
     (a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.
     (b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
     (c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the Award. If the Award does not specify inherent equivalents, then no interest equivalents shall be credited.
     6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price shall never be less than the Fair Market Value of the share of the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.
     6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive

9

Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.
     6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, in whole or in part, or the schedule which determines when the Participant earns a vested interest in the shares of Common Stock (subject to the Restricted Stock Award), (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.
     (a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock which shall vest under the terms of the Award. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.
     (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:
     (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.
     (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock

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certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.
     (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.
     (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.
     6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.
     Effective for any SAR granted on or after January 1, 2005, the exercise price of any SAR shall in no event be less than the Fair Market Value of the Shares at the time of the grant. The Award of the SAR shall provide for a period during which the Participant may exercise the SAR which shall be prior to the specified payment date. The Award of the SAR shall provide the specified date on which payment will be made. The payment amount shall be based upon the difference in the Fair Market Value of the shares at the exercise date and the SAR exercise price set in the Award multiplied by the number of shares exercised (the “Spread”). The Award for the SAR may provide for crediting of interest equivalents from the date of exercise to the specified payment date at a rate specified in the Award provided the interest rate used is permissible under Section 409A of the Code and the guidance issued thereunder. If the Award does not specify any interest equivalent, no interest equivalents shall be credited on the Spread from the date of exercise to the specified payment date. A SAR shall only be issued following the date the Company’s Common Stock is offered in a transaction registered under the applicable federal and state securities laws, when its securities are publicly traded on an established market; however, if guidance under Code Section 409A provides for different requirements in order for the SAR to be exempt from being treated as a non-qualified deferred compensation plan, the issuance

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of the SAR shall be permitted when such requirements are satisfied as determined by the Committee in its sole discretion.
     6.6 SAR Price. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.
     6.7 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.
     6.8 Performance Awards.
     (a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. However, the Committee may not, in any event, increase the number of shares of Common Stock earned by any Executive Officer upon satisfaction of any Performance Goal.
     (b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
     6.9 Dividend Equivalent Rights. For grants prior to January 1, 2005, the Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse

12

of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
     Effective for grants on or after January 1, 2005, the Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant and will comply with the requirements of Section 409A of the Code, to the extent applicable. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents) and will be paid at a date specified in the Award. Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments which payment date or dates shall be specified in the Award. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon a specified date or a schedule of specified payment dates in the Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
     6.10 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
     6.11 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company’s Common Stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal. Any Performance Goal Award issued on or after January 1, 2005, shall only be paid at a time specified or pursuant to a fixed schedule specified in the Award if such Performance Goal Award constitutes a non-qualified deferred compensation plan under Section 409A of the Code and the guidance issued thereunder or related thereto.
     6.12 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a

13

tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.
     6.13 Maximum Individual Grants. No participant may receive during any calendar year of the Company, Awards covering an aggregate of more than two million (2,000,000) shares of Company Stock.
     6.14 Option Price. The Option Price for a Nonqualified Stock Option shall be such price as determined by the Committee; provided, however, such Option Price shall not be less than the Fair Market Value of the Common Stock on the date of the Grant. The Option Price for an Incentive Stock Option shall be at least one hundred percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of the Company’s stock (or of any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.
ARTICLE 7
AWARD PERIOD; VESTING; TERMINATION OF SERVICE
     7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.
     7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.
     7.3 Termination of Service. In the event of Termination of Service of a Participant, an Incentive or Award may only be exercised as determined by the Committee and as provided in the Award Agreement.
ARTICLE 8
EXERCISE OF INCENTIVE
     8.1 In General. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth in the Award Agreement and in Article 7. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions and restrictions of the Plan.

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     8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
     8.3 Exercise of Stock Option.
     (a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.
     (b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.
     (c) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant

15

and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.
     (d) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.
     (e) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Company’s sole discretion.
     8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement, on the Exercise Date, the Participant shall be credited by the Company with cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered, which shall be paid to the Participant at the date specified in the SAR. In the discretion of the Committee, and subject to the terms of the Award Agreement, the Company may satisfy its obligation upon exercise of a SAR by distributing on the specified date for the Award, that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.
     8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two

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(2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
ARTICLE 9
AMENDMENT OR DISCONTINUANCE
     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.
ARTICLE 10
TERM
     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 9, 2016, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.
ARTICLE 11
CAPITAL ADJUSTMENTS
     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of

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Common Stock (or other securities or property) specified as the annual per-participant limitation, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
     Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.
ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION
     12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.
     12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation or where stockholders of the Company prior to such transaction do not control a majority of the voting shares of the surviving corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.
     Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

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     (a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or
     (b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.
     (c) An Award that by its terms would be fully vested or exercisable upon a Change of Control will be considered vested or exercisable for purposes of Section 12.3(a) hereof.
ARTICLE 13
LIQUIDATION OR DISSOLUTION
     Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

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ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES
     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.
ARTICLE 15
MISCELLANEOUS PROVISIONS
     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.
     15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.
     15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
     15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
     15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of

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Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
     15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.
     15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.
     Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant or a sister or brother of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) the Participant or such Immediate Family Members and/or (2) entities which are controlled by the Participant or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

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     Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.
     15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.
     15.9 Compliance With Other Agreements. Any shares of Common Stock issued upon exercise of an Incentive awarded under this Plan prior to such date on which the Company’s Common Stock is offered in a transaction registered under the applicable state and federal securities laws, shall be subject to all of the terms and provisions of this Plan. Upon the Award of any Incentive prior to the date on which the Company’s Common Stock were offered in a transaction registered under the applicable state and federal securities laws, the Participant shall enter into such joinder agreements or other appropriate instruments binding them and any shares of Common Stock they may acquire under any Incentive to said agreements.
     15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):
               On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”
               On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Panda Ethanol, Inc. 2006 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”
     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the

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registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”
     A copy of this Plan shall be kept on file in the office of the Company at 4100 Spring Valley Road, Suite 1001, Dallas, TX 75244, United States, or any successor location of the Company’s principal executive offices.
     15.11 Construction and Interpretation. The terms of this Plan and any Award granted hereunder which may be exempt from the application of Section 409A of the Code shall be interpreted and construed in a manner consistent with maintaining such exempt status. The terms of any Award hereunder which is not eligible to be exempt under Section 409A of the Code shall be construed and interpreted in a manner so that it complies with the requirements of Section 409A of the Code and the guidance issued thereunder.
***************

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     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of June 7, 2006, by its Chairman and President and Secretary pursuant to prior action taken by the Board.

PANDA ETHANOL, INC.

By:	/s/ MICHAEL TRENTEL

Name:	Michael Trentel
Title:	Chief Financial Officer
Attest:

/s/ R. Russell Petterson
R. Russell Petterson
Assistant Secretary

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ANNUAL MEETING OF SHAREHOLDERS OF Panda Ethanol, Inc. October 24, 2007 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. —— —— 20533000000000000000 4 102407 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to elect five (5) directors to serve for a term of one year or 2. Proposal to consider and vote upon a proposal to approve the Panda until their respective successors are elected and qualified. Ethanol, Inc. 2006 Amended and Restated Long-Term Incentive Plan. NOMINEES: FOR ALL NOMINEES O Robert W. Carter 3. Proposal to ratify the appointment of Deloitte & Touche LLP as our O Todd W. Carter independent registered public accounting firm for 2007. WITHHOLD AUTHORITY O G. Michael Boswell FOR ALL NOMINEES The Proxies are authorized to vote, in their discretion, upon such other business as may properly O Donnell Brown come before the meeting. O Philip D. English FOR ALL EXCEPT (See instruction below) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR LISTED ON THE LEFT AND “FOR” PROPOSALS 2 AND 3. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 PANDA ETHANOL, INC. 4100 Spring Valley, Suite 1002 Dallas, Texas 75244 (972) 361-1200 Fax (972) 455-3880 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Robert W. Carter and Darol Lindloff, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of common stock, par value $.001 per share (the “Common Stock”) of Panda Ethanol, Inc. held of record by the undersigned on September 13, 2007 at the annual meeting of shareholders to be held at 1:00 p.m. local time on October 24, 2007 at the Hereford Country Club, 726 Country Club Drive, Hereford, Texas 79045 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. (Continued and to be signed on the reverse side) 14475